UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2003

Commission file number:  0-9165

___________________________

STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 4085, Kalamazoo, Michigan	49003-4085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (269) 385-2600

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Certification by Chief Executive Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

99.2	Certification by Chief Financial Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

ITEM 9.	REGULATION FD DISCLOSURE

On March 14, 2003, John W. Brown, the Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer) of Stryker Corporation, and Dean H. Bergy, the Vice President, Chief Financial Officer and Secretary (Principal Financial Officer) of Stryker Corporation, each delivered to the Securities and Exchange Commission the certification required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Annual Report on Form 10-K of Stryker Corporation for the year ended December 31, 2002.  Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.  The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

March 14, 2003	/s/ DEAN H. BERGY
Date	Dean H. Bergy
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Certification by Chief Executive Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

99.2	Certification by Chief Financial Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350